                               EXHIBIT (10)(a)
                               ---------------

                       CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated March 27, 1998 with respect to the financial statements of AUSA Endeavor Variable Annuity Account, and to the use of our report dated February 27, 1998 with respect to the statutory-basis financial statements and schedules of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of The Endeavor Variable Annuity.

                                       /s/  Ernst & Young LLP


Des Moines, Iowa
April 27, 1998